EXHIBIT 10.4

INVESTMENT LETTER

In connection with the exchange of common stock pursuant to the terms and conditions of the Share Exchange Agreement dated July 6, 2006 to which the undersigned is a party (the "Agreement"), the undersigned hereby represents, warrants, covenants and agrees as set forth below.

1. Exchange Entirely for Own Account. The Valley Forge Composite Technologies, Inc. common stock being exchanged for Quetzal Capital 1, Inc. common stock (hereafter the “Shares”) is being acquired for investment purposes only, for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the Shares or any portion thereof. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to all or any portion of the Shares.

2. No Securities Act Registration. The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption or specific exemptions from the registration provisions of the Securities Act which depend upon, among other things, the bona fide nature of the undersigned's investment intent as expressed herein.

3. Restricted Securities. The undersigned acknowledges that, unless the undersigned has been advised by Quetzal Capital 1, Inc. (the “Company”) that a current registration statement is in effect covering the resale of the Shares, because the Shares have not been registered under the Securities Act, the Shares must be held by the undersigned indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provision of Rule 144 promulgated under the Securities Act that permits the limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the satisfaction of having held the Shares for a certain duration of time, the availability of certain current public information about the Company, the sale being through a "broker's transaction" as provided by Rule 144(f)), and the volume of shares sold not exceeding specified limitations (unless the sale is within the requirements of Rule 144(k) .

4. Accredited and Sophisticated Investor. The undersigned: represents and warrants that at this time the following information is true:

Check All That Apply

____ (a) The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000.

(In calculating net worth, you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property minus debt secured by such property.)

____ (b) The undersigned is an individual that had an individual income in excess of $200,000 in each of the prior two years (2004 and 2005) and reasonably expects an income in excess of $200,000 in the current year (2006); or

____ (c) The undersigned is an individual that had with his/her spouse joint income in excess of $300,000 in each of the prior two years (2004 and 2005) and reasonably expects joint income in excess of $300,000 in the current year (2006).

____ (d) The undersigned is a director, president, vice president in charge of a principal business unit, division or function (such as sales, administration or finance); any other officer who performs a policy making function, or any other person who performs similar policy making functions for Valley Forge Composite Technologies, Inc., a Pennsylvania corporation.

____ (e) The undersigned, either alone or with the undersigned's professional advisor or advisors, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of acquiring the Shares, and is able to bear the economic risk of the investment in the Shares, including a complete loss of the investment.

_____ (f) None of the above.

5. Opportunity to Ask Questions. The undersigned has had an opportunity to ask questions of and receive answers from the Company or its representatives concerning the terms of the undersigned's investment in the Shares, all such questions have been answered to the full satisfaction of the undersigned, and the undersigned has had the opportunity to request and obtain any additional information the undersigned deemed necessary to verify or supplement the information contained therein. The undersigned has reviewed and understands the disclosure provided in the Company’s SEC Reports (as such term is defined in the Agreement), and the information provided in the Information Statement and its attached documents.

6. Investment Risks. The undersigned recognizes that an investment in the Shares involves substantial risks, and is fully aware of and understands all of the risk factors related to the acquisition of the Shares. The undersigned has determined that the acquisition of the Shares is consistent with the undersigned's investment objectives. The undersigned is able to bear the economic risks of an investment in the Shares, and at the present time could afford a complete loss of such investment.

7. Limitation on Manner of Offering. The Shares were not offered to the undersigned by any means of general solicitation or general advertising.

8. Tax and Other Matters. The undersigned is not relying on the Company with respect to tax and other economic considerations involved in the acquisition of the Shares. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional, legal, tax, accounting and financial advisors the suitability of an investment in the Shares for the undersigned's particular tax and financial situation, and the undersigned has determined that the Shares are a suitable investment for him or her.

9. Restrictive Legends. The undersigned understands that the Shares shall bear one or more of the following restrictive legends:

(a) “THESE SECURITIES HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION UNDER THE ACT AND SUCH LAWS IS NOT REQUIRED.”

(b) Any legend required by applicable state law.

10. Successors. The representations and warranties contained herein shall be binding upon the heirs, executors, administrators, personal representatives and other successors of the undersigned and shall inure to the benefit of and be enforceable by the Company.

11. Address. The address, telephone number and facsimile number set forth at the end of this letter are the undersigned's true and correct address.

12. Counsel. The undersigned has had the opportunity to discuss this letter and the Agreement with counsel of his or her selection and the undersigned has availed himself or herself of the opportunity to do so to the extent he or she desires. The undersigned is not relying upon the advice of the Company or counsel to the Company to advise the undersigned in connection with the risks and merits of consummating the transactions contemplated by the Agreement.

SHAREHOLDER(S)

Signature  Date   Signature (spouse) Date

Name (Typed or Printed)    Name (Typed or Printed)

Mailing Address:
_______________________________

_______________________________

_______________________________

Telephone: _______________________

Tax I.D. Number: ___________________